BlackRock FundsSM

BlackRock Index Equity Portfolio

(the “Fund”)

Supplement dated March 15, 2013

to the Prospectus and Summary Prospectus of the Fund

The Board of Trustees of BlackRock Index Equity Portfolio (the “Fund”), a series of BlackRock FundsSM, approved a plan of reorganization whereby BlackRock S&P 500 Stock Fund, a series of BlackRock Funds III (the “Acquiring Fund”), will acquire substantially all of the assets and assume certain stated liabilities of the Fund in exchange for newly issued shares of the Acquiring Fund (the “Reorganization”). The Reorganization is subject to approval by the Fund’s shareholders and certain other conditions. On November 9, 2012, the Fund’s shareholders approved the Reorganization. The Reorganization remains contingent on the completion of the reorganization of Master S&P 500 Index Series (the “Series”), a series of Quantitative Master Series LLC, with the S&P 500 Stock Master Portfolio, a series of Master Investment Portfolio (the “Master Reorganization”). The Master Reorganization was not expected to close until the reorganization of BlackRock S&P 500 Index Fund (“S&P 500 Index Fund”), a series of BlackRock Index Funds, Inc., with the Acquiring Fund (the “S&P 500 Fund Reorganization”) was approved by S&P 500 Index Fund’s shareholders. On March 15, 2013, the shareholders of S&P 500 Index Fund approved the S&P 500 Fund Reorganization. Each reorganization now is expected to close on or about April 19, 2013.

Shareholders should retain this Supplement for future reference.